UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2016 (February 9, 2016)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Bylaws.

Effective February 9, 2016 the Board of Directors of Crawford & Company (the “Company”) amended Section 9 of Article II of the Company’s Restated Bylaws to temporarily change the age qualification restriction for Directors from 72 to 74. The age qualification restriction reverts back to age 72 on May 1, 2018. Attached as Exhibit 3.1 hereto are the Company’s Restated Bylaws in their entirety.

Item 9.01	Financial Statements and Exhibits.

(d). Exhibits

Exhibit No.	Description

3.1	Restated Bylaws of Crawford & Company

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ Allen W. Nelson
Allen W. Nelson Executive Vice President – General Counsel & Corporate Secretary

Dated: February 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Bylaws of Crawford & Company

4